UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2023

Deciphera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 209-6400

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Deciphera Pharmaceuticals, Inc. (the “Company”) was held on June 21, 2023. At the Annual Meeting, there were present, in person or by proxy, holders of 71,462,456 shares of common stock, or approximately 91% of the total outstanding shares eligible to be voted. The holders present voted on the three proposals presented at the Annual Meeting as follows.

Proposal One - Election of Directors

The Company’s stockholders approved the election of three Class III directors to the Company’s Board of Directors by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patricia L. Allen	64,917,540	1,726,556	4,818,360
Edward J. Benz, Jr., M.D.	49,352,558	17,291,538	4,818,360
Dennis L. Walsh	64,905,637	1,738,459	4,818,360

Proposal Two - Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the narrative disclosures that accompany the compensation tables. The final votes were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,932,371	1,688,178	23,547	4,818,360

Proposal Three - Ratification of Appointment of Independent Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023 by the following votes:

Votes For	Votes Against	Abstentions
71,427,017	25,821	9,618

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECIPHERA PHARMACEUTICALS, INC.

Date: June 22, 2023	By:	/s/ Steven L. Hoerter
	Name:	Steven L. Hoerter
	Title:	President and Chief Executive Officer